October 17, 2023 2023 Third Quarter Earnings Presentation

1 Forward–looking statements Certain statements contained in this Presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s future plans, results, strategies, and expectations, including expectations around changing economic markets. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “project,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates, and projections will be achieved. Accordingly, the Company cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or global supply chain, supply-demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which the Company operates and/or the US economy generally, (2) changes in government interest rate policies and its impact on the Company’s business, net interest margin, and mortgage operations, (3) any continuation of the recent turmoil in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response, (4) increased competition for deposits, (5) the Company’s ability to effectively manage problem credits, (6) any deterioration in commercial real estate market fundamentals, (7) the Company’s ability to identify potential candidates for, consummate, and achieve synergies from, potential future acquisitions, (8) the Company’s ability to successfully execute its various business strategies, (9) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including legislative developments, (10) the potential impact of the phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (11) the effectiveness of the Company’s cybersecurity controls and procedures to prevent and mitigate attempted intrusions, (12) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (13) the impact of natural disasters, pandemics, and/or acts of war or terrorism, (14) events giving rise to international or regional political instability, including the broader impacts of such events on financial markets and/or global macroeconomic environments, and (15) general competitive, economic, political, and market conditions. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in any of the Company’s subsequent filings with the SEC. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Presentation, and the Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. The Company qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This Presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures may include, without limitation, adjusted net income, adjusted diluted earnings per common share, adjusted and unadjusted pre-tax pre-provision earnings, consolidated and segment core revenue, consolidated and segment core noninterest expense and core noninterest income, consolidated and segment core efficiency ratio (tax equivalent basis), adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted (or core) measures. Also, the Company presents tangible assets, tangible common equity, adjusted tangible common equity, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, on-balance sheet liquidity to tangible assets, return on average tangible common equity, and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. Adjusted tangible common equity and adjusted tangible book value also exclude the impact of net accumulated other comprehensive loss. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non- GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrate the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non- GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. Investors should understand how such other banking organizations calculate their financial measures with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. See the corresponding non-GAAP reconciliation tables below in this Presentation for additional discussion and reconciliation of these measures to the most directly comparable GAAP financial measures.

FirstBank

3Q 2023 Highlights

Key highlights

- NIM increased to 3.42% from 3.40% in the previous quarter; Total loans held for investment (HFI) yield increased to 6.54% in 3Q 2023 from 6.34% in 2Q 2023; Total deposit cost increased to 2.58% in 3Q 2023 from 2.38% in 2Q 2023
- Reduced core operating expenses in 3Q 2023 and early 4Q 2023 by $20 million annualized through early retirement and other expense reduction initiatives
- Banking noninterest expense in Q3 was $71.0 million which included a charge for severance, compared to $67.7 million for 2Q 2023 and $65.9 million for the 3Q 2022; Banking core noninterest expense was $66.2 million compared to $66.7 for 2Q 2023 and $65.9 for 3Q 2022
- Sold $76.6 million in available-for-sale securities with a weighted average yield of 1.36% and reinvested the proceeds of the sales into securities with a weighted average yield of 6.43%, which contributed toward a pre-tax loss on securities of $14.2 million ($10.4 million after-tax)
- Strong preliminary capital ratios with **no securities categorized HTM:**
  - Tangible Common Equity to Tangible Assets[1] 9.16%
  - Common Equity Tier 1 Ratio of 11.8%
  - Total Risk-Based Capital of 14.1%
- Reduced construction loans by $104.7 million. CRE and construction concentration levels[2] of 270% and 104% of Tier 1 capital plus ACL.
- Nonperforming assets as a percentage of total assets increased 12 basis points to 0.71% as of 3Q 2023 from 0.59% in 2Q 2023; 8 basis points of increase from downgrade of one commercial and industrial relationship

Financial results

	3Q 2023
Diluted earnings per common share	$0.41
Adjusted diluted earnings per common share[1]	*$0.71*
Net income ($mm)	$19.2
Adjusted net income[1] ($mm)	*$33.2*
Return on average assets	0.61%
Adjusted return on average assets[1]	*1.05%*
Adjusted pre-tax pre-provision return on average assets[1]	*1.42%*
Return on average common equity	5.46%
Adjusted return on average common equity[1]	*9.46%*
Return on average tangible common equity[1]	6.67%
Adjusted return on average tangible common equity[1]	*11.8%*
Adjusted pre-tax, pre-provision earnings[1] ($mm)	$45.0
Net interest margin	3.42%
Total common equity / total assets	11.0%
Tangible common equity / tangible assets[1]	*9.16%*

[1] Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein. [2] Concentration ratios for FirstBank

3

4 Driving shareholder value ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 3Q23 calculation is preliminary and subject to change. Earnings per Share $2.65 $1.67 $3.97 $2.64 $1.94 $2.83 $3.73 $3.78 $2.91 $2.24 2019 2020 2021 2022 YTD 2023 Earnings per Share Adjusted Earnings per Share1 Dashboard Adjusted PTPP1 Total RBC Ratio2 NPLs / Loans HFI Tangible Book Value per Share1 Adjusted ROATCE1 12.1% 15.6% 13.6% 13.1% 11.8% 3Q22 4Q22 1Q23 2Q23 3Q23 13.0% 13.1% 13.6% 13.9% 14.1% 3Q22 4Q22 1Q23 2Q23 3Q23 0.47% 0.49% 0.49% 0.47% 0.59% 3Q22 4Q22 1Q23 2Q23 3Q23 $52.5 $50.3 $45.7 $45.0 $45.0 3Q22 4Q22 1Q23 2Q23 3Q23 $24.56 $27.35 $30.13 $28.36 $29.31 $18.55 $21.73 $24.67 $22.90 $23.93 $18.16 $21.15 $24.55 $26.53 $28.04 2019 2020 2021 2022 3Q23 BVPS TBVPS Adj. TBVPS (Ex. AOCI)

5 Significant projected reduction in run-rate expenses Highlights Consolidated 3Q 2023 efficiency ratio of 76.2%; core efficiency ratio¹ of 63.1% Banking segment recognized $4.8 million in early retirement and severance costs in 3Q 2023; additional $1.7 million expected in 4Q 2023 Reduction of $20 million in annual core expenses for 2024 Mortgage segment was breakeven for the quarter, reflecting improved margins and cost controls; Mortgage core revenue¹ has been less than 10% of core total revenue¹ each of the past 5 quarters ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Core efficiency ratio (tax-equivalent basis)¹ 53.8% 54.7% 59.6% 58.8% 59.2% 60.7% 61.0% 63.3% 63.5% 63.1% 128.9% 145.4% 98.4% 106.9% 99.6% 3Q22 4Q22 1Q23 2Q23 3Q23 Banking segment Consolidated Mortgage segment

6 Stabilizing net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment. $5,000 $7,000 $9,000 $11,000 $13,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 3Q22 4Q22 1Q23 2Q23 3Q23 Av g. in te re st e ar ni ng as se ts ($ m m ) Yi el ds a nd C os ts (% ) Average interest earning assets Yield on loans Cost of deposits NIM 3.42%3.40%3.51%3.78%3.93%NIM1 31235 Impact of accretion and nonaccrual interest (bps) Deposit Cost: 3.78%3.43%2.95%2.03%0.73%Cost of MMDA 3.37%3.00%2.54%1.79%0.87%Cost of customer time 3.33%3.06%2.53%1.67%0.74%Cost of interest-bearing 2.58%2.38%1.94%1.20%0.52%Total deposit cost Loans HFI Yield: 6.32%6.16%5.90%5.45%4.79%Contractual interest1 0.19%0.17%0.13%0.18%0.30% Origination and other loan fee income 0.02%0.01%0.01%0.03%0.02%Nonaccrual interest 0.01%0.00%0.01%0.01%0.05% Accretion on purchased loans 6.54%6.34%6.05%5.67%5.16%Total loan (HFI) yield

7 Well-capitalized for future opportunities Tangible Book Value per Share1 Simple Capital Structure Common Equity Tier 1 Capital 84% Trust Preferred 2% Subordinated Notes 6% Tier 2 ACL 8% Total regulatory capital: $1,608 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $24.67 $22.90 $23.93 3Q16 2016 2017 2018 2019 2022 2021 2022 3Q23 3Q2322Q233Q22 11.0%10.8%10.5%Shareholder’s Equity/Assets 9.2%9.0%8.5%TCE/TA1 11.8%11.7%10.9%Common Equity Tier 1 12.1%11.9%11.2%Tier 1 Risk-Based 14.1%13.9%13.0%Total Risk-Based 11.0%10.7%10.7%Tier 1 Leverage 104%113%124%C&D to 100% Tier 1 Capital plus ACL3 270%281%299%CRE to 300% Tier 1 Capital plus ACL3 AOCI Adjusted Ratios1 10.4%Adj. Common Equity Tier 1 12.8%Adjusted Total Risk-Based Capital Position 1 Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 3Q23 calculation is preliminary and subject to change. 3 Concentration ratios for FirstBank

8 Residential Development 45% Commercial 28% Consumer 13% Multifamily 14%Office 19% Retail 25% Hotel 16% Warehouse/Industrial 17% Land-Mobile Home Park 6% Self Storage 5% Healthcare Facility 3% Other 9% 1-4 family 17% 1-4 family HELOC 6% Multifamily 5% C&D 16% CRE 21% C&I 31% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix Note: Data as of September 30, 2023 1 C&I includes owner-occupied CRE. 2 Excludes owner-occupied CRE. C&I1 exposure by industry ($ millions) 1 2 C&D exposure by type C&I CRE-OO Total % of Total Real estate rental and leasing 355$ 247$ 602$ 21% Finance and insurance 316 16 332 11% Retail trade 119 149 268 9% Manufacturing 177 83 260 9% Other services (except public administration) 44 177 221 8% Construction 128 62 190 7% Health care and social assistance 57 120 177 6% Wholesale trade 90 65 155 5% Accomodation and food services 27 107 134 5% Transportation and warehousing 85 22 107 4% Professional, scientific and technical services 72 32 104 4% Arts, entertainment and recreation 30 34 64 2% Educational services 31 22 53 2% Information 36 14 50 2% Other 101 56 157 5% Total 1,668$ 1,206$ 2,874$ 100%

FirstBank

Office exposure (non-owner occupied CRE & C&D)

- Office loans represent only 3.9% of our total HFI loan portfolio as of the end of 3Q23
- Projects generally characterized by 25-30% cash equity requirement, loan to value maximums of 70%-75% at origination, and requests for guarantors
- Reviewed all office loans with commitments greater than $2 million ($272.0 million outstanding, or 74.5% of total office portfolio) with limited concerns uncovered
- 5.0% of the total office portfolio matures through 2024
- 59% of the total office portfolio is fixed rate vs. 41% floating rate
- As of 3Q23, 98% of the portfolio is pass rated, and no loans within the portfolio are more than 30 days past due

Credit detail by class

Class	Oustanding ($mm)	Average Balance ($mm)	Wtd. Avg. LTV	Wtd. Avg. Occupancy
Class A >$ 2 million	$ 84.1	$ 7.6	57.4%	87.5%
Class B > $ 2 million	148.3	5.7	64.3%	79.6%
Class C > $ 2 million	39.7	5.0	63.3%	78.6%
Total > $2 million	$ 272.1	$ 6.0	62.0%	81.9%
Total < $2 million	92.9	0.6	N/A	N/A
Total Office	**$ 365.0**	**$ 1.8**	**N/A**	**N/A**

Geographic exposure



Communities 10%
Other 4%
Chattanooga 3%
Birmingham 5%
Huntsville 5%
Knoxville 6%
Memphis 10%
Nashville 57%

Exposure by class



Under $2 Million 25%
Class A 23%
Class C 11%
Class B 41%

Note: Data as of September 30, 2023. Data excludes medical office buildings.

9

10 0.40% 0.41% 0.38% 0.36% 0.46% 0.22% 0.20% 0.16% 0.16% 0.18% 0.07% 0.07% 0.07% 0.07%0.62% 0.68% 0.61% 0.59% 0.71% 3Q22 4Q22 1Q23 2Q23 3Q23 Commercial loans HFS Optional GNMA repurchase Other NPAs 1.48% 1.44% 1.48% 1.51% 1.57% 3Q22 4Q22 1Q23 2Q23 3Q23 Asset quality remains solid Nonperforming assets / assets Nonperforming loans HFI / loans HFI ACL on loans HFI / loans HFI Net charge-offs / average loans HFI 1 Includes other real estate owned and repossessed assets–see page 13 of the Third Quarter 2023 Financial Supplement. 0.47% 0.49% 0.49% 0.47% 0.59% 3Q22 4Q22 1Q23 2Q23 3Q23 1 0.00% 0.02% 0.02% 0.03% 0.02% 3Q22 4Q22 1Q23 2Q23 3Q23

11 1.48% 0.69% 1.17% 0.70% 2.47% 1.49% 1.64% 1.51% 3.56% 1.51% 0.67% 1.22% 0.73% 2.44% 1.32% 1.77% 1.81% 3.86% 1.57% 1.05% 1.19% 0.87% 2.47% 1.37% 1.65% 1.77% 3.95% Gross Loans HFI Commercial & Industrial Non-Owner Occ CRE Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 3Q22 2Q23 3Q23 Allowance for credit losses overview ACL on loans HFI / Loans HFI by category  Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model1 with key economic data summarized below: 1Source: Moody’s “ September 2023 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”.

12 Noninterest- bearing checking 22% Interest-bearing checking 24% Money market 35% Savings 4% Time 15% 46% Checking accounts Valuable deposit base Cost of deposits 3Q23 Deposit composition 29.6% 24.7% 22.3% 22.1% 22.2% 0.52% 1.20% 1.94% 2.38% 2.58% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 3Q22 4Q22 1Q23 2Q23 3Q23 Noninterest-bearing (%) Cost of total deposits (%) $4,621 $4,986 $5,028 $4,919 $4,894 $3,759 $3,797 $3,768 $4,029 $4,126 $1,626 $2,073 $2,387 $1,924 $1,619 $10,006 $10,856 $11,183 $10,872 $10,639 3Q22 4Q22 1Q23 2Q23 3Q23 Consumer Commercial Public Deposits by customer segment ($mm) 3Q23 Insured, collateralized or uninsured by segment ($mm) $3,836 $2,116 $68 $1,551 $1,058 $2,010 $4,894 $4,126 $1,619 Consumer Commercial Public Insured Collateralized Uninsured, uncollateralized

13 $889.7 $1,310.2 $1,609.2 $1,444.5 $1,345.8 7.4% 10.4% 12.5% 11.4% 11.0% $- $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 3Q22 4Q22 1Q23 2Q23 3Q23 On-balance sheet liqudity On-balance sheet liquidity / tangible assets Strong liquidity position On-balance sheet liquidity ($mm) Liquidity / Uninsured and Uncollateralized (UU) Deposits 3Q23 Sources of liquidity ($mm) Current on-balance sheet: $848.3Cash and equivalents 494.6Unpledged available-for-sale debt securities 2.9Equity securities $1,345.8Total on-balance sheet Available sources of liquidity: $3,371.9Unsecured borrowing capacity2 1,005.3FHLB remaining borrowing capacity3 2,398.3Federal Reserve discount window $6,775.5Total available sources  Well positioned to weather the current environment  Securities portfolio makes up 10.8% of total assets and does not include any HTM securities  On-balance sheet liquidity of $1.3 billion or 44% of estimated uninsured and uncollateralized deposits  Improved contingent funding availability by $418.4 million or 6.58% from the prior quarter through a combination of pledging optimization and a reduction in outstanding borrowings  Additional $2.2 billion of real estate loans held at REIT that could be resold to the bank and pledged at FHLB for additional borrowing capacity ¹ Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 2 Includes capacity from internal policy. 3 FHLB borrowing capacity does not include loans held at REIT that could be pledged for additional capacity. 27% 37% 49% 48% 44% 183% 193% 209% 211% 221% 210% 230% 258% 259% 265% 3Q22 4Q22 1Q23 2Q23 3Q23 On-balance sheet / UU deposits Available sources / UU deposits

14 Mortgage performance in 3Q 2023 Highlights  Mortgage segment was slightly above break even in 3Q 2023  Interest rate lock commitment volume decreased 7.4% in 3Q 2023 compared to 2Q 2023  Decay and interest rate volatility led to MSR fair value losses, net of hedging of $3.72 million in 3Q  Mortgage volume and margins continue to be under pressure due to high-rate environment, excess industry capacity and home affordability challenges Mortgage banking income ($mm) 3Q232Q233Q22 $8.9$8.0$11.1 Gains and fees from originations and sale of loans HFS ($0.6)$0.9($2.5) Fair value changes of loans HFS and derivatives $7.4$7.5$8.1Servicing revenue ($3.7)($4.2)($4.3)Fair value MSR changes $12.0$12.2$12.4Total Income 1.95% 3.36% 2.45% 2.42% 2.75% 3Q22 4Q22 1Q23 2Q23 3Q23 Interest rate lock commitment volume ($mm) Mortgage segment gain on sale margin . $351 $239 $323 $358 $330 $58 $43 $52 $45 $43 $409 $282 $375 $403 $373 3Q22 4Q22 1Q23 2Q23 3Q23 Purchase Refinance

15 Appendix

16 GAAP reconciliations and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

17 GAAP reconciliations and use of non-GAAP financial measures Adjusted pre-tax pre-provision earnings Adjusted tangible net income

18 GAAP reconciliations and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share

19 GAAP Reconciliations and use of non-GAAP Financial Measures Adjusted Common Equity Tier 1 and Total Risk-Based Capital Ratios

20 GAAP reconciliations and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

21 GAAP reconciliations and use of non-GAAP financial measures Banking segment core efficiency ratios (tax-equivalent basis)

22 GAAP reconciliations and use of non-GAAP financial measures Mortgage segment core efficiency (tax-equivalent basis) and core revenue ratios

23 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

24 GAAP reconciliations and use of non-GAAP financial measures Tangible assets, common equity and related measures

25 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average tangible common equity and related measures

26 GAAP reconciliations and use of non-GAAP financial measures Adjusted return on average asset, common equity and related measures